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                    PHYSICIANS HEALTHCARE PLAN OF NEW JERSEY
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

                                                                           DRAFT

                                    WELCOME


                             [GRAPHIC APPEARS HERE]


                                     PHPNJ





                                                                        HMO Blue

                            INTRODUCTION TO HMO BLUE

        o BCBSNJ is the Leading Health Insurer in the State of New Jersey

        o Strong Capital Base

        o Significant HMO Enrollment

        o Diversified Product Line

        o Marketing Resources

        o Strong Contracting Experience and Market Clout

        o Reaching Out to Physicians for Input and Participation

                                                                         Slide 1

                           HMO BLUE'S NEW LEADERSHIP

                  o Christy Bell, President and COO

                  o Donna Celestini, Executive Vice President

                  o Dr. Lawrence Baker, Chief Medical Officer

                                                                         Slide 2

                           HMO BLUE MISSION STATEMENT

--------------------------------------------------------------------------------

                          Improve the health status of
                         members by providing access to
                        quality care and quality service
                           in a cost effective manner

--------------------------------------------------------------------------------

                                                                         Slide 3

                           HMO BLUE VISION STATEMENT


                 To be the Managed Care Organization of Choice

                 To be the Choice of:

                   Members

                            Providers

                                       Payers

                                                Employees

                                                                         Slide 4

                              HOW WILL WE ACHIEVE
                                  OUR VISION?

--------------------------------------------------------------------------------

                         By listening and responding to
                          our customers, by providing
                          quality service, and through
                         strong provider "partnerships"

--------------------------------------------------------------------------------

                                                                         Slide 5

                                    OUR GOAL

--------------------------------------------------------------------------------

                              Physician directed,
                            market driven healthcare

--------------------------------------------------------------------------------

                                                                         Slide 6

                             GROWTH OF MANAGED CARE

                                     BCBSNJ


                     [Graph appears here--see values below]


                                  1994            1997
                                  ----            ----
                       PPO      239,972         311,657
                       POS       76,300         254,607
                       HMO      121,558         255,372
                       TOTAL    437,830         821,636

                                                                         Slide 7

                         TOTAL MANAGED CARE ENROLLMENT
                       IN NEW JERSEY AS OF 2nd QTR. 1997



                   [Pie Chart appears here--See values below]



                          CIGNA                  3.0%
                          PruCare*               4.1%
                          Ameri Health           4.2%
                          Aetna                  4.4%
                          First Option           7.7%
                          HIP                    7.8%
                          Other                  8.5%
                          Oxford                 9.8%
                          HMO Blue              21.8%
                          US Healthcare         28.7%

                       Total Enrollment  2,523,483
                       *Estimated

                                                                         Slide 8

                            MEDICAID HMO ENROLLMENT
                               AS OF AUGUST 1997


                   [Pie Chart appears here--See values below]


                          Liberty                3.7%
                          First Option           5.4%
                          Other                  5.9%
                          AmeriHealth            6.1%
                          HIP                    6.3%
                          Mgd Hlth Svc           8.4%
                          AmPreferred            9.7%
                          Oxford                12.3%
                          US Healthcare         16.1%
                          MHPNJ                 26.1%

                       Total Medicaid Enrollment  383,193

                                                                         Slide 9

                            MEDICARE HMO ENROLLMENT
                               AS OF AUGUST 1997


                   [Pie Chart appears here--See values below]



                          Other                  0.8%
                          AmeriHealth            7.1%
                          Aetna                  8.4%
                          HIP                    8.4%
                          First Option           8.9%
                          HMO Blue              10.3%
                          Oxford                14.5%
                          US Healthcare         41.6%

                       Total Medicare Enrollment   133,681

                                                                        Slide 10

                               THE NEW DIRECTION

                         o Physician "Partnerships"
                         o Hassle-free Managed Care
                         o World Class Customer Service
                         o State of the Art Utilization
                           Management
                         o Disease Management
                         o Improving Health Status of our
                           Members

                                                                        Slide 11

                                 DEPARTMENT OF
                                MEDICAL AFFAIRS

                         o Enhanced Medical Leadership
                         o "Doc to Doc" Communications
                         o Regional Presence
                         o Re-engineered Utilization
                           Management

                                                                        Slide 12

                          PHYSICIAN-RELATED INITIATIVES

                        o Provider Relations Enhancements
                        o Fee for Service vs. Capitation
                          Changes
                        o Increase in Billables under
                          Capitated Arrangements
                        o Provider Data
                        o Provider Risk Sharing
                        o Enhanced Physician Incentive
                          Programs

                                                                        Slide 13

                               PHPNJ PARTICIPATION

                      o Medigroup, Inc. Board of Directors
                        (HMO Blue)
                      o Professional Advisory Committee
                        (BCBSNJ)
                      o Medical Policy Committee (BCBSNJ)
                      o HMO Blue Subcommittees
                        -- Quality Improvement
                        -- Clinical Issues
                        -- Credentialing
                      o IME Panels

                                                                        Slide 14

                           MANAGED CARE SUBCOMMITTEE
                            ORGANIZATIONAL STRUCTURE

                             ----------------------
                             |   MEDIGROUP, INC.  |
                             | BOARD OF DIRECTORS |
                             ----------------------
                                        |
                                        |
                             ----------------------
                             |    MEDIGROUP OF    |
                             |  NEW JERSEY, INC.  |
                             | BOARD OF DIRECTORS |
                             ----------------------
                                        |
                                        |
                             ----------------------
                             |  QUALITY COMMITTEE |
                             | OF THE MEDIGROUP OF|
                             |  NEW JERSEY, INC.  |
                             |        BOARD       |
                             ----------------------
                                        |
                                        |
                             ----------------------
                             | QUALITY IMPROVEMENT|
                             |      COMMITTEE     |
                             ----------------------
                                        |
                ---------------------   |   -----------------------
                |   CREDENTIALS     |   |   |   CLINICAL ISSUES   |
                |   SUBCOMMITTEE    |-------|     SUBCOMMITTEE    |
                ---------------------   |   -----------------------
                                        |
                                        |
                ---------------------   |   -----------------------
                | DELEGATE OVERSIGHT|   |   |   SERVICES QUALITY  |
                |   SUBCOMMITTEE    |-------|     SUBCOMMITTEE    |
                ---------------------   |   -----------------------
                                        |
                                        |
                ---------------------   |   -----------------------
                |  RISK MANAGEMENT  |   |   |   UTILIZATION MGMT. |
                |   SUBCOMMITTEE    |-------|     SUBCOMMITTEE    |
                ---------------------   |   -----------------------
                                        |
                                        |
                ---------------------   |
                |      APPEALS      |   |
                |     COMMITTEE     |----
                ---------------------

                                                                        Slide 15

                       PHPNJ PRESENTATION SCRIPT OUTLINE
--------------------------------------------------------------------------------

SLIDE 1
-------

    o PHPNJ representative will present reasons for considering BCBSNJ/HMO Blue, a major health insurer in New Jersey, as an entity to align with. The reasons are bulleted on the slide.

SLIDE 2
-------

    o PHPNJ representative will introduce HMO Blue Leadership:

    Christy Bell       o Senior Vice President, Health Industry Services, BCBSNJ
                       o President, HMO Blue - responsible for Provider
                         Contracting, Public Relations, Medical Management and HMO Subsidiaries

                       o Twenty-five years managed care experience - previously
                         serving as Executive Director of Humana Medical Plan in South Florida and as Executive Director for Fallon Community Health Plan in Massachusetts.

    Donna Celestini    o Vice President of Managed Care, BCBSNJ
                       o Executive Vice President, HMO Blue

                       o Twenty plus years BCBSNJ experience in Financial,
                         Contracting, and Underwriting functions. Five years experience in HMO Blue, with accountability for Administration, Special Programs, Integrated Delivery, Finance and Operations.

    Dr. Lawrence Baker o Chief Medical Officer, HMO Blue

                       o Twenty years managed care experience - previously
                         serving as Chief Medical Officer and Senior Vice President for Merck-Medco Managed Care and as Senior Vice President for Medical Affairs at Tufts Associated Health Plans in Massachusetts.

SLIDES 3, 4, 5, and 6
---------------------

    o HMO Blue Representatives will review HMO Blue's Mission, Vision and Goals

    o Describe How we Get Input from Members and Providers
      -- Committees, surveys, forums, telephone and written communications

    o Describe How we Achieve our Goals
      -- TQM principles
      -- Provider "partnerships"

    o Describe What "Physician Directed, Market Driven Healthcare" Means -- We have to provide what our customers want in a way that allows physicians to provide healthcare services without unnecessary interventions

SLIDES 7, 8, 9 and 10
---------------------

    o HMO Blue Representatives will describe BCBSNJ's managed care growth and marketshare

SLIDE 11
--------

    o HMO Blue Representatives will describe current HMO Blue initiatives

    o Physician "Partnerships"
      -- Innovative changes in incentive programs and risk-sharing opportunities -- More provider input into development of policies and procedures

    o Hassle-Free Managed Care
      -- Direct access to OB/GYN's
      -- Improved referral process
      -- Specialists as PCP's for chronic cases
      -- 24 hour medical director availability
      -- Reduced pre-authorization requirements
      -- 24 hour nurse line
      -- Expanded network

    o World Class Customer Service
      -- Extended telephone service hours
      -- Efficient claims processing
      -- Streamlined processing of emergency room claims
      -- Provider directory on-line
      -- Service quality initiatives

    o State of the Art Utilization Management
      -- Regional presence
      -- Collaborative medical management

    o Disease Management
      -- Current status

    o Improving Health Status of our Members
      -- HEDIS results
      -- New programs


SLIDE 12
--------
    o HMO Blue Representative will review Department of Medical Affairs

    o Enhanced Medical Leadership
      -- Regional medical directors
      -- Current staff of medical directors

    o "Doc to Doc" Communication
      -- Availability of medical leadership to participating providers

    o Regional Presence
      -- Plans for expansion

    o Re-engineered Utilization Management
      -- Hospital relationships
      -- Streamlined procedures
      -- Changes in contracting
      -- One face to providers
      -- On-site concurrent review nurses

SLIDE 13
--------

    o HMO Blue Representative will describe Physician-Related Initiatives.

    o Provider Relations Enhancements
      -- Regional presence
      -- More reps in field

    o Fee for Service vs. Capitation Changes
      -- Fee for service up to panel sizes of 250

    o Increase in Billables under Capitated Arrangements
      -- HMO Blue will allow physicians under capitation to bill for services that traditionally have been covered under capitation

    o Provider Data
      -- HMO Blue will provide individual provider reports that will show their results vs. their peers

    o Provider Risk Sharing
      -- HMO Blue will describe plans for risk sharing arrangements with provider groups

    o Enhanced Provider Incentive Programs
      -- HMO Blue will describe the changes planned for 1998 in its current physician incentive programs


SLIDE 14
--------

    o HMO Blue Representative will describe the PHPNJ participation on BCBSNJ/HMO Blue committees and panels which are responsible for development of programs, policies and procedures

SLIDE 15
--------

    o HMO Blue Representative will describe HMO Blue's committees structure and committee responsibility